Exhibit 10.2

September 28, 2000

Mr. Thomas Trotter
President and Chief Executive Officer
OrthoLogic Corp.
1275 W. Washington Street
Tempe, Arizona 85281

RE:  TERMINATION OF CO-PROMOTION AGREEMENT/HYALGAN(R)

Sanofi-Synthelabo Inc. ("SaSy") and OrthoLogic Corp. ("OrthoLogic") are parties to the Co-Promotion Agreement, dated June 23, 1997, as amended, supplemented or modified from time to time, the "Co-Promotion Agreement"; terms not defined herein as used herein as defined in the Co-Promotion Agreement. SaSy and OrthoLogic have agreed to an early termination of the Co-Promotion Agreement on the terms and conditions set out in this termination letter (this "Termination Letter").

As consideration for the early termination of the Co-Promotion Agreement, SaSy shall pay OrthoLogic an amount not greater than ****** as specified in section II below; provided that all terms and conditions of this Termination Letter are met.

I. DEFINITIONS:

* "HSP Orthopedic Units" means the cumulative weekly reports distributed by Health Services Plus detailing sales activity of the Product.
* "Signing Date" means the date of execution by OrthoLogic of this Termination Letter.
* "Termination Date" is the Signing Date and shall mean the termination of the Co-Promotion Agreement, except which provisions of the Co-Promotion Agreement shall survive said termination, as specified in this Termination Letter.
* "Transition Obligations" shall have the meaning set forth in Paragraph III below.
*    "Transition Period" means the Signing Date through December 31, 2000.
*    "Unit" means all DDD units reported by IMS.

II.  CONSIDERATION:

*    $3.0 million dollars upon Signing Date.

* ****** dollars upon completion of Transition Obligations, to be paid as follows:

     a. ****** upon the successful completion of 100% of the obligations under the "Account Transition" paragraph herein; If less than 90% of the obligations specified in "Account Transition" paragraph is met than OrthoLogic shall not receive any portion of the ******. However, if

******Text has been omitted pursuant to a confidentiality request. Omitted text has been filed with the Securities & Exchange Commission.

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          OrthoLogic achieves between 90% and 100% of the obligations  specified in the "Account Transition" paragraph, the ****** payment shall be paid on a prorated basis.

     b. ****** upon the successful completion of the obligations under the "Continued Product Performance" paragraph herein; and

     c. ****** upon the successful completion of the entire Transition Obligations.

*    ******:

     *    ******  ******  *******

     Funds shall be delivered to OrthoLogic by wire transfer (net of bank charges) to the bank designated by OrthoLogic for such purpose.

III. TRANSITION:

SaSy and OrthoLogic shall use their best efforts to cooperate and actively participate in the transition of responsibilities and rights under the Co-promotion Agreement to SaSy during the Transition Period. The Transition Period is to provide the seamless transfer of roles, rights and responsibilities under the Co-Promotion Agreement from OrthoLogic to SaSy while maintaining, at a minimum, the current level of Product sales performance in the Territory. The following terms and conditions shall be known as the "Transition Obligations":

* CONTINUE SALES EFFORT: During the Transition Period, OrthoLogic shall continue in a timely manner all sales activities for the Product consistent with the Co-promotion Agreement's terms and conditions.

          CONTINUED PRODUCT PERFORMANCE: During the Transition Period OrthoLogic shall be paid ******

*    ******

*    ******

*    ******

COMMERCIAL TRANSITION BRIEFINGS: During the Transition Period, a committee comprised of each party's senior sales and marketing representatives shall meet no less than on two (2) occasions, at mutually agreeable dates, times and locations, to provide commercial briefings on the progress towards a successful transition. This committee will prepare a final report verifying the completion of the Transition Obligations. The members of said committee are as follows: (i) on behalf of OrthoLogic, it shall be Tom Trotter, Bill Rieger and David Floyd; and (ii) on behalf of SaSy, it shall be Jeff Brennan, Brent Ragans and Ross Girglani.

******Text has been omitted pursuant to a confidentiality request. Omitted text has been filed with the Securities & Exchange Commission.

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*    ******
     *    ******
     *    ******
     *    ******
     *    ******
     *    ******
     *    ******
     *    ******
     *    ******
     *    ******

* EXCESSIVE STOCKING OF ACCOUNTS: OrthoLogic shall not instruct its employees or agents, or use incentives to induce its accounts to order inventories in excess of said account's normal purchasing history.

*    ******

     a.   ******
     b.   ******
     c.   ******
     d.   ******
     e.   ******
     f.   ******
     g.   ******
     h.   ******
     i.   ******
     j.   ******
     k.   ******
     l.   ******
     m.   ******
     n.   ******

IV. CO-PROMOTION AGREEMENT HSP LETTER AGREEMENT:

* The terms of conditions of the HSP letter, dated, August 22, 2000, attached hereto as Attachment A and made part of this Termination Letter shall remain in full force and effect between the Parties until such time that all terms and conditions of such HSP letter are fully met by the Parties.

V. ORDERS

OrthoLogic shall during the Transition Period and for a period of three (3) months thereafter, forward any Product orders, within two (2) business days of OrthoLogic's receipt of said order, to Health Services Plus by facsimile and shall also notify the appropriate SaSy sales representative of said order. Thereafter, for any Product order that OrthoLogic shall receive, OrthoLogic

******Text has been omitted pursuant to a confidentiality request. Omitted text has been filed with the Securities & Exchange Commission.

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shall notify that account that SaSy is now  responsible  for all Hyalgan orders, further the OrthoLogic representative shall immediately notify the appropriate SaSy sales representative.

VI. RETURNS

OrthoLogic shall continue its sales of the Product in the normal course through the Transition Period. OrthoLogic shall not take any action other than in the normal course of business to induce accounts to increase their inventories of the Product. For a period of six (6) months following the Termination Period, SaSy shall invoice OrthoLogic for the amount of any credit given by SaSy to customers for such returned Product that is in excess of the average returns of the Product for the three (3) months prior to the Termination Date. Thereafter, all returns shall be at SaSy's expense.

******Text has been omitted pursuant to a confidentiality request. Omitted text has been filed with the Securities & Exchange Commission.

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VII. TERMINATION OF THE CO-PROMOTION AGREEMENT:

SaSy and OrthoLogic agree that until the Termination Date, the parties shall continue to hold the rights and remain responsible for the rights and remain responsible for the obligations relating to the Product under the Co-Promotion Agreement except as may be otherwise stated in this Termination Letter. The Co-Promotion Agreement shall be terminated effective the Termination Date and shall have no force and effect unless otherwise stated herein.

In the event that any provision of this Termination Letter shall conflict with any provision of the Co-Promotion Agreement, the provisions of this Termination Letter shall govern.

SaSy and OrthoLogic agree that the following Sections of the Co-promotion Agreement shall survive the termination of the Co-Promotion Agreement:

     a.   Subsection 3.3 relating to "Non-Compete";
     b.   Subsection 4.2 relating to "Limitation of Liability";
     c.   Section 7.2 relating to "Examination of Records";
     d.   Section 8.3 relating to "Trademark Rights upon Termination";
     e.   Subsection 9.5 relating to "Record-Keeping";
     f.   Article X relating to "Indemnification";
     g.   Article XII relating to "Confidential Information";
     h.   Article XIII relating to "Relationship of the Parties";
     i.   Article XV relating to the "Property of the Parties"; and
     j.   Article XVI relating to "Injunctive Relief".

VIII. COMMUNICATIONS

Neither party hereto shall issue any initial press release or public announcement or otherwise initially divulge the existence of this Termination Letter or its terms without the prior written consent of the other party. Any subsequent press release or public announcements shall not disclose the financial terms of this Termination Letter, shall not be contrary to the spirit of this Agreement and shall not cause damages to the Product or the parties hereto. In the event a party shall be obligated by law, rules or regulations of any governmental or regulatory body, the other party shall have a right to review and must respond to the other party within 48 hours, to such statement, disclosure, etc. prior to submission to the relevant governmental or regulatory body.

IX. MISCELLANEOUS

Any information which is required to be provided pursuant to these Transition Obligations or the Termination Agreement shall be subject to Article XII, the confidentiality provisions, set forth in the CO-PROMOTION Agreement.

If a party hereto materially breaches its obligations to perform the Transition Obligations and the defaulting party fails to cure such breach within 30 days following the date written notice thereof is delivered by the other party to the defaulting party, the non-defaulting party shall have available to it all remedies available to it at law.

******Text has been omitted pursuant to a confidentiality request. Omitted text has been filed with the Securities & Exchange Commission.

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This Termination  Letter and the documents  referenced in the Termination Letter constitute the entire agreement between SaSy and OrthoLogic concerning the subject matter hereof, and supersede all written or oral prior agreements or understandings with respect thereto. No party shall claim any amendment,
modification  or  release  from  any  provision  hereof  by  mutual   agreement,
acknowledgement or otherwise, except by written agreement signed by SaSy and OrthoLogic.

SaSy and OrthoLogic shall execute and deliver such further instruments and do such further acts as may be required to implement the intent of this Termination Letter.

This Termination Letter shall be deemed to have been executed in and shall be governed by and interpreted in accordance with the laws prevailing in the State of New York, regardless of its choice of law principles.

If the above is satisfactory to OrthoLogic, please sign the enclosed copy of this Termination Letter and return to the attention of Jeffrey P. Brennan, Vice President, Business Development.

                                        Very truly yours,


                                        By:
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                                        Name:
                                             -----------------------------------
                                        Title:
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                                        By:
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                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


ACKNOWLEDGED, AGREED TO AND ACCEPTED:

ORTHOLOGIC CORP.


By:
   ----------------------------------
Name:
     --------------------------------
Title:
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******Text has been omitted pursuant to a confidentiality  request. Omitted text has been filed with the Securities & Exchange Commission.

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